SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  April 30, 1999

                     BALLY TOTAL FITNESS HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-27478



                  Delaware                                   36-3228107
     (State or other jurisdiction of                      (I.R.S. Employer
            incorporation)                               Identification No.)


8700 West Bryn Mawr Avenue, Chicago, Illinois                  60631
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (773) 380-3000





















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                             Exhibit Index on Page 2

                     BALLY TOTAL FITNESS HOLDING CORPORATION
                                    FORM 8-K
                                 Current Report


Item 5.     Other Events

            On April 30, 1999, Bally Total Fitness Holding Corporation announced that it successfully extended the initial maturity of its $160 million securitization facility. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

            c.  Exhibits

                99   Press Release dated April 30, 1999


                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BALLY TOTAL FITNESS HOLDING CORPORATION
                           -------------------------------------------------
                                             Registrant


Dated: April 30, 1999                     /s/ John W. Dwyer
                           -------------------------------------------------
                                            John W. Dwyer
                           Executive Vice President, Chief Financial Officer
                                            and Treasurer
                                    (principal financial officer)




















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